UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

_________________

Date of Report (Date of earliest event reported): October 27, 2004

GARMIN LTD.
(Exact name of registrant as specified in its charter)

Cayman Islands	0-31983	98-0229227
State or other	(Commission	(I.R.S. Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

P.O. Box 30464SMB
5th Floor, Harbour Place
103 South Church Street
George Town, Grand Cayman, Cayman Islands
(Address of principal executive offices)

         Registrant’s telephone number, including area code: (345) 946-5203

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Item 2.02. Results of Operations and Financial Condition

On October 27, 2004, Garmin Ltd. issued a press release announcing its financial results for the fiscal third quarter ended September 25, 2004. A copy of the press release is attached as Exhibit 99.1.

The information in this report on Form 8-K, including the Exhibit, is being furnished and shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934 as amended, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

      Item 9.01. Financial Statements and Exhibits

      (a)       Not applicable.

      (b)       Not applicable.

      (c)       Exhibits. The following exhibit is furnished herewith.

Exhibit	Description
99.1	Press Release dated October 27, 2004 (furnished pursuant to Item 2.02).

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARMIN LTD.
Date: October 27, 2004	/s/ Andrew R. Etkind ---------------------------------------------------- Andrew R. Etkind General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated October 27, 2004